Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., October 24, 2017 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2017.
For the quarter ended September 30, 2017, net income was $85 million, or $.68 per share, on revenues of $1.32 billion. Net income for the prior year’s third quarter was $91 million, or $.71 per share, on revenues of $1.34 billion.
For the nine months ended September 30, 2017, net income was $244 million, or $1.94 per share, on revenues of $3.92 billion. For the nine months ended September 30, 2016, net income was $266 million, or $2.06 per share, on revenues of $3.99 billion.
“Our third-quarter results were generally as expected and within the range of our previous guidance, led by our strong European operations,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “Trends strengthened during the quarter, and we are very encouraged by the broad-based improvement in revenue growth rates that began in September and continued into October, particularly in the United States.”
Messmer added, “During the third quarter, return on invested capital for the company was 30 percent.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EST on November 24. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 92846415. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)

Net service revenues	$1,324,709	$1,338,541	$3,920,507	$3,985,326
Direct costs of services	778,309	786,032	2,309,841	2,343,852

Gross margin	546,400	552,509	1,610,666	1,641,474

Selling, general and administrative expenses	414,179	406,142	1,222,149	1,211,712
Amortization of intangible assets	481	326	1,147	928
Interest income, net	(530)	(283)	(1,108)	(695)

Income before income taxes	132,270	146,324	388,478	429,529
Provision for income taxes	47,570	55,755	144,941	163,928

Net income	$84,700	$90,569	$243,537	$265,601

Diluted net income per share	$.68	$.71	$1.94	$2.06

Shares:
Basic	123,569	127,615	124,567	128,491
Diluted	124,200	128,191	125,233	129,216

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended September 30,				Nine Months Ended September 30,
	2017		2016		2017		2016
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$443,376	33.5%	$452,338	33.8%	$1,319,649	33.7%	$1,361,118	34.1%
OfficeTeam	246,207	18.6%	245,445	18.3%	726,755	18.5%	732,556	18.4%
Robert Half Technology	157,038	11.9%	167,566	12.5%	472,309	12.1%	500,444	12.6%
Robert Half Management Resources	158,187	11.9%	150,899	11.3%	471,997	12.0%	463,378	11.6%
Robert Half Finance & Accounting	111,333	8.4%	105,117	7.9%	327,619	8.3%	324,845	8.2%
Protiviti	208,568	15.7%	217,176	16.2%	602,178	15.4%	602,985	15.1%
Total	$1,324,709	100.0%	$1,338,541	100.0%	$3,920,507	100.0%	$3,985,326	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$373,487	37.2%	$380,437	37.4%	$1,116,184	37.3%	$1,142,980	37.4%
Permanent placement staffing	111,098	99.8%	104,865	99.8%	326,969	99.8%	324,232	99.8%
Risk consulting and internal audit services	61,815	29.6%	67,207	30.9%	167,513	27.8%	174,262	28.9%
Total	$546,400	41.2%	$552,509	41.3%	$1,610,666	41.1%	$1,641,474	41.2%

OPERATING INCOME:
Temporary and consultant staffing	$87,703	8.7%	$97,786	9.6%	$271,162	9.1%	$302,802	9.9%
Permanent placement staffing	19,945	17.9%	20,286	19.3%	59,293	18.1%	66,364	20.4%
Risk consulting and internal audit services	24,573	11.8%	28,295	13.0%	58,062	9.6%	60,596	10.0%
Total	$132,221	10.0%	$146,367	10.9%	$388,517	9.9%	$429,762	10.8%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$481		$326		$1,147		$928
Depreciation expense	$16,071		$16,061		$47,916		$46,771
Capital expenditures	$7,354		$19,540		$28,540		$63,280
Open market repurchases of common stock (shares)	820		1,239		2,957		2,933

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	September 30,
	2017	2016
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$347,127	$292,451
Accounts receivable, less allowances	$737,901	$742,824
Total assets	$1,931,643	$1,837,449
Current liabilities	$777,139	$729,676
Notes payable and other indebtedness, less current portion	$704	$883
Total stockholders’ equity	$1,139,818	$1,094,930

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2016			2017			2016			2017
	Q2	Q3	Q4	Q1	Q2	Q3	Q2	Q3	Q4	Q1	Q2	Q3
Global
Accountemps	7.1	4.2	-3.0	-2.7	-4.5	-2.0	6.5	4.9	-0.8	-3.3	-2.8	-1.1
OfficeTeam	1.8	-1.5	-4.7	-1.9	-0.8	0.3	0.6	-1.3	-3.0	-2.6	0.8	0.9
RH Technology	1.8	-1.6	-4.9	-4.2	-6.4	-6.3	0.9	-1.4	-3.4	-5.2	-5.1	-5.2
RH Management Resources	10.2	3.1	-3.7	1.2	-0.3	4.8	9.4	3.7	-1.3	0.8	1.9	5.2
Temporary and consultant staffing	5.4	1.6	-3.8	-2.1	-3.3	-1.1	4.5	2.1	-1.8	-2.8	-1.6	-0.4
Permanent placement staffing	2.6	-5.1	-7.1	-2.5	-0.7	5.9	2.1	-4.5	-4.9	-3.1	1.4	6.7
Total staffing	5.1	1.0	-4.1	-2.2	-3.0	-0.5	4.3	1.5	-2.1	-2.8	-1.3	0.3
Protiviti	9.2	7.4	3.2	4.8	-0.6	-4.0	8.3	7.8	5.3	4.2	1.1	-2.7
Total	5.7	2.0	-3.0	-1.2	-2.7	-1.0	4.9	2.4	-1.0	-1.8	-0.9	-0.2

United States
Temporary and consultant staffing	4.6	0.4	-4.9	-4.4	-4.5	-4.5	3.5	0.6	-3.5	-5.6	-3.5	-3.0
Permanent placement staffing	3.8	-5.2	-9.4	-6.4	-2.6	1.5	2.7	-5.0	-8.1	-7.6	-1.6	3.2
Total staffing	4.5	-0.1	-5.3	-4.6	-4.3	-4.0	3.4	0.1	-3.9	-5.8	-3.4	-2.5
Protiviti	7.6	6.1	3.7	4.8	0.6	-6.9	6.5	6.3	5.3	3.6	1.6	-5.4
Total	5.0	0.9	-3.9	-3.2	-3.6	-4.5	3.9	1.1	-2.4	-4.4	-2.6	-3.0

International
Temporary and consultant staffing	8.6	7.0	0.8	8.1	1.7	12.6	8.9	8.8	5.3	9.4	6.4	10.2
Permanent placement staffing	-0.3	-4.9	-1.3	7.6	4.0	16.5	0.8	-3.4	2.9	8.4	8.7	15.1
Total staffing	7.2	5.3	0.5	8.0	2.1	13.2	7.7	7.0	5.0	9.3	6.7	10.9
Protiviti	17.3	15.2	0.7	4.5	-6.0	11.5	17.5	16.6	5.3	7.2	-1.1	11.6
Total	8.4	6.5	0.5	7.6	1.0	12.9	8.9	8.1	5.0	9.0	5.7	11.0
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from the constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Accountemps
As Reported	7.1	4.2	-3.0	-2.7	-4.5	-2.0
Billing Days Impact	-1.1	0.2	1.4	-1.1	1.0	1.6
Currency Impact	0.5	0.5	0.8	0.5	0.7	-0.7
Same Billing Days and Constant Currency	6.5	4.9	-0.8	-3.3	-2.8	-1.1
OfficeTeam
As Reported	1.8	-1.5	-4.7	-1.9	-0.8	0.3
Billing Days Impact	-1.1	0.2	1.4	-1.2	1.0	1.6
Currency Impact	-0.1	0.0	0.3	0.5	0.6	-1.0
Same Billing Days and Constant Currency	0.6	-1.3	-3.0	-2.6	0.8	0.9
Robert Half Technology
As Reported	1.8	-1.6	-4.9	-4.2	-6.4	-6.3
Billing Days Impact	-1.1	0.2	1.4	-1.1	0.9	1.5
Currency Impact	0.2	0.0	0.1	0.1	0.4	-0.4
Same Billing Days and Constant Currency	0.9	-1.4	-3.4	-5.2	-5.1	-5.2
Robert Half Management Resources
As Reported	10.2	3.1	-3.7	1.2	-0.3	4.8
Billing Days Impact	-1.2	0.2	1.5	-1.2	1.0	1.6
Currency Impact	0.4	0.4	0.9	0.8	1.2	-1.2
Same Billing Days and Constant Currency	9.4	3.7	-1.3	0.8	1.9	5.2
Temporary and consultant staffing
As Reported	5.4	1.6	-3.8	-2.1	-3.3	-1.1
Billing Days Impact	-1.2	0.2	1.4	-1.2	1.0	1.5
Currency Impact	0.3	0.3	0.6	0.5	0.7	-0.8
Same Billing Days and Constant Currency	4.5	2.1	-1.8	-2.8	-1.6	-0.4
Permanent placement staffing
As Reported	2.6	-5.1	-7.1	-2.5	-0.7	5.9
Billing Days Impact	-1.2	0.2	1.4	-1.2	1.1	1.7
Currency Impact	0.7	0.4	0.8	0.6	1.0	-0.9
Same Billing Days and Constant Currency	2.1	-4.5	-4.9	-3.1	1.4	6.7
Total staffing
As Reported	5.1	1.0	-4.1	-2.2	-3.0	-0.5
Billing Days Impact	-1.1	0.2	1.4	-1.1	1.0	1.6
Currency Impact	0.3	0.3	0.6	0.5	0.7	-0.8
Same Billing Days and Constant Currency	4.3	1.5	-2.1	-2.8	-1.3	0.3
Protiviti
As Reported	9.2	7.4	3.2	4.8	-0.6	-4.0
Billing Days Impact	-1.1	0.2	1.6	-1.2	1.0	1.6
Currency Impact	0.2	0.2	0.5	0.6	0.7	-0.3
Same Billing Days and Constant Currency	8.3	7.8	5.3	4.2	1.1	-2.7
Total
As Reported	5.7	2.0	-3.0	-1.2	-2.7	-1.0
Billing Days Impact	-1.1	0.1	1.4	-1.1	1.1	1.5
Currency Impact	0.3	0.3	0.6	0.5	0.7	-0.7
Same Billing Days and Constant Currency	4.9	2.4	-1.0	-1.8	-0.9	-0.2

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Temporary and consultant staffing
As Reported	4.6	0.4	-4.9	-4.4	-4.5	-4.5
Billing Days Impact	-1.1	0.2	1.4	-1.2	1.0	1.5
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	3.5	0.6	-3.5	-5.6	-3.5	-3.0

Permanent placement staffing
As Reported	3.8	-5.2	-9.4	-6.4	-2.6	1.5
Billing Days Impact	-1.1	0.2	1.3	-1.2	1.0	1.7
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	2.7	-5.0	-8.1	-7.6	-1.6	3.2

Total staffing
As Reported	4.5	-0.1	-5.3	-4.6	-4.3	-4.0
Billing Days Impact	-1.1	0.2	1.4	-1.2	0.9	1.5
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	3.4	0.1	-3.9	-5.8	-3.4	-2.5

Protiviti
As Reported	7.6	6.1	3.7	4.8	0.6	-6.9
Billing Days Impact	-1.1	0.2	1.6	-1.2	1.0	1.5
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	6.5	6.3	5.3	3.6	1.6	-5.4

Total
As Reported	5.0	0.9	-3.9	-3.2	-3.6	-4.5
Billing Days Impact	-1.1	0.2	1.5	-1.2	1.0	1.5
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	3.9	1.1	-2.4	-4.4	-2.6	-3.0

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Temporary and consultant staffing
As Reported	8.6	7.0	0.8	8.1	1.7	12.6
Billing Days Impact	-1.2	0.3	1.5	-1.4	1.1	1.7
Currency Impact	1.5	1.5	3.0	2.7	3.6	-4.1
Same Billing Days and Constant Currency	8.9	8.8	5.3	9.4	6.4	10.2

Permanent placement staffing
As Reported	-0.3	-4.9	-1.3	7.6	4.0	16.5
Billing Days Impact	-1.1	0.2	1.4	-1.3	1.1	1.8
Currency Impact	2.2	1.3	2.8	2.1	3.6	-3.2
Same Billing Days and Constant Currency	0.8	-3.4	2.9	8.4	8.7	15.1

Total staffing
As Reported	7.2	5.3	0.5	8.0	2.1	13.2
Billing Days Impact	-1.1	0.2	1.6	-1.3	1.0	1.7
Currency Impact	1.6	1.5	2.9	2.6	3.6	-4.0
Same Billing Days and Constant Currency	7.7	7.0	5.0	9.3	6.7	10.9

Protiviti
As Reported	17.3	15.2	0.7	4.5	-6.0	11.5
Billing Days Impact	-1.3	0.3	1.5	-1.3	1.0	1.7
Currency Impact	1.5	1.1	3.1	4.0	3.9	-1.6
Same Billing Days and Constant Currency	17.5	16.6	5.3	7.2	-1.1	11.6

Total
As Reported	8.4	6.5	0.5	7.6	1.0	12.9
Billing Days Impact	-1.1	0.2	1.6	-1.4	1.1	1.8
Currency Impact	1.6	1.4	2.9	2.8	3.6	-3.7
Same Billing Days and Constant Currency	8.9	8.1	5.0	9.0	5.7	11.0